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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 19, 1999


                    INTERNATIONAL MICROCOMPUTER SOFTWARE, INC
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             (Exact name of Registrant as specified in its charter)


                                   California
                  --------------------------------------------
                 (State or other jurisdiction of incorporation)


            0-15949                                          94-2862863
        ------------                                      ----------------
       (Commission                                       (IRS Employer
        File Number)                                     Identification No.)


                        75 Rowland Way, Novato, CA 94945
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               (Address of principal executive offices) (Zip code)


                                 (415) 257-3000
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former name or former address, if changed since last report)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


(a) On April 19, 1999, International Microcomputer Software, Inc. (the "Company") was informed by Deloitte & Touche LLP ("D&T"), that it had resigned as the Company's independent accounting firm.

        D&T's audit reports on the Company's financial statements for the fiscal years ended June 30, 1998 and 1997 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

        In connection with the audits of the Company's consolidated financial statements for each of the two fiscal years ended June 30, 1998 and 1997, and in the interim periods subsequent to June 30, 1998, preceding the date of D&T's resignation, there were no "reportable events," as that term is defined in the instructions to this Form and the regulations applicable to this Item. In connection with the audits of the Company's consolidated financial statements for each of the two fiscal years ended June 30, 1998 and 1997, and in the interim periods subsequent to June 30, 1998, preceding the date of D&T's resignation, there were no "disagreements," as that term is defined in the instructions to this Form and the regulations applicable to this Item, with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of D&T would have caused D&T to make reference to the matter in their report, except as follows:

        On September 29, 1998, The Learning Company ("TLC") paid the Company approximately $1,690,000, representing amounts due to the Company from the sale of the Family Heritage line of software products by the Company to TLC ($1,260,000) and other existing contractual agreements ($430,000). The Company had not recorded revenues or receivables for such amounts due from TLC in its financial statements for prior periods. On October 2, 1998, TLC and the Company entered into a software license agreement whereby TLC sold Org Plus, a software program, to the Company in exchange for $3,500,000 as follows: $1,700,000 paid by the Company on October 2, 1998, and $450,000 due on each of January 1, 1999, April 1, 1999, July 1, 1999 and October 1, 1999.

        The Company initially believed that revenue should be recognized on a cash basis in the quarter ended September 30, 1998 for the $1,690,000 TLC payment and that the full acquisition price of $3,500,000 for the Company's acquisition of Org Plus should be accounted for separately in the quarter ended December 31,1998. D&T's position was that the two transactions should be treated as one transaction in the quarter ended December 31, 1998 due to several factors. The audit committee of the Company's Board of Directors discussed the subject matter of the accounting disagreement with Deloitte & Touche. The Company discussed the subject matter of the accounting disagreement with other independent accounting firms. After these discussions with D&T, the Company agreed and accounted for the above transactions in accordance with D&T's position. Accordingly, the Company did not recognize revenue for the quarter ended September 30, 1998 for the cash receipt from TLC. In the quarter ending December 31, 1998, the Company recorded the acquisition of OrgPlus at a net amount of $1,810,000.


                                      -2-
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(b) The Company is engaged in the process of selecting another firm to act as the Company's independent accountants. The Company will authorize D&T to respond fully to the inquiries of the Company's successor independent accounting firm, including with respect to the accounting disagreement described in (a) above.

        D&T's letter to the Company is attached as an Exhibit to this Report.

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        ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS.

(c)     Exhibits.

        16.1 Letter from D&T dated April 26, 1999.


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                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 26, 1999

                                   International Microcomputer Software, Inc.


                                          By:
                                             ---------------------------------
                                                Geoffrey B. Koblick


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                                 EXHIBIT INDEX

EXHIBIT NO.                       DESCRIPTION

   16.1             Letter from D&T dated April 26, 1999.